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                                                                   EXHIBIT 10.29


                           AMENDMENT NO. 3 AND WAIVER


                                                   Dated as of December 22, 2000

To the banks, financial institutions and other institutional lenders (collectively, the "BANKS") party to the Credit Agreement referred to below, to Citicorp USA, Inc. as administrative agent for the Banks and as the Swing Line Bank, and to Bank of America, N.A., as documentation agent

Ladies and Gentlemen:

                  We refer to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 25, 2000 (as amended by Amendment No. 1 dated as of September 29, 2000 and Amendment No. 2 and Waiver dated as of November 30, 2000, the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Amendment No. 3 and Waiver have the same meanings as specified in the Credit Agreement.

                  The Borrower has requested that, on the terms and conditions set forth herein, the Majority Banks agree to amend the Credit Agreement as provided herein and to waive the requirements of certain covenants as provided herein, and the parties hereto have agreed to so amend the Credit Agreement and to waive such covenants, effective as of the effective date of this Amendment No. 3 and Waiver. It is hereby agreed by you and us as follows:

                  (a) The Credit Agreement is, effective as of the effective date of this Amendment No. 3 and Waiver, hereby amended as follows:

                  (1) Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in its appropriate alphabetical order:

                  "Incentive Payment" means a payment heretofore or hereafter made to Steve Priest, Jon Sundock, Doug Mefford, Paul Soper or Wes Brown as consideration for services rendered in connection with asset sales by the Borrower or its Subsidiaries, provided such payment is normal and customary in amount and does not exceed the reasonable value of the services rendered.

                  (2) Section 6.02(i) of the Credit Agreement is hereby amended to add the following language after the word "Subsidiary" in the second proviso found in such section: "excluding any Incentive Payments".


                  (b) The Majority Banks hereby waive, effective as of the effective date of this Amendment No. 3 and Waiver, the Borrower's non-compliance with Section 6.02(i) with respect to the Borrower's sale of PhyCor of Conroe, L.P. and Desert Valley Hospital, Inc. for which each such sale, the Borrower will receive less than the Anticipated Sales Proceeds required for each property; provided that (i) the gross proceeds received from the sale of PhyCor of


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Conroe, L.P. are not less than $5,500,000 and the gross proceeds from the sale of Desert Valley Hospital Inc. are not less than $7,000,000 and (ii) the net proceeds of the sale of each property are delivered directly to the Agent as provided in the Credit Agreement.

                  This Amendment No. 3 and Waiver shall become effective as of the date first above written when, and only when, (i) the Agent shall have received counterparts of this Amendment No. 3 and Waiver executed by the undersigned and the Majority Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Amendment No. 3 and Waiver, (ii) the consent attached hereto executed by each Guarantor and (iii) the Borrower shall have paid by such date all amounts due and payable under
Section 9.04 of the Credit Agreement. This Amendment No. 3 and Waiver is subject to the provisions of Section 9.01 of the Credit Agreement.

                  On and after the effectiveness of this Amendment No. 3 and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3 and Waiver.

                  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 3 and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying one signature page to Susan McManigal at Citibank, N.A. (Telecopier No. (212) 793-0642) and returning at least three counterparts of this Amendment No. 3 and Waiver to Patience Crowder at Shearman & Sterling, 555 California Street, San Francisco, CA 94104 (Telecopier No. (415) 616-1199).

                  This Amendment No. 3 and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 3 and Waiver. This Amendment No. 3 and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     Very truly yours,

                                     PHYCOR, INC.


                                     By /s/ Tarpley B. Jones
                                       -----------------------------------------
                                       Name: Tarpley B. Jones
                                       Title: Chief Financial Officer



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Agreed as of the date first above written:

CITIBANK, N.A.,
         as Issuing Bank

By: /s/ Susan McManigal
   -------------------------------
   Title: Vice President


CITICORP USA, INC.
         as Agent, as Swing Line Bank and as Bank

By: /s/ Susan McManigal
   -------------------------------
   Title:Vice President



AMSOUTH BANK, successor in interest by merger to, FIRST AMERICAN NATIONAL BANK

By: /s/ Robert I. Hart
   --------------------------------
   Title: Senior Vice President



BANK OF AMERICA, N.A.

By: /s/
   --------------------------------
   Title: Managing Director



BANKERS TRUST COMPANY

By: /s/ Ryan Zanin
   --------------------------------
   Title: Managing Director



THE BANK OF NOVA SCOTIA, Atlanta Agency

By:
   --------------------------------
   Title:



CREDIT LYONNAIS NEW YORK BRANCH

By: /s/
   --------------------------------
   Title: Vice President




BANK ONE, NA (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)

By: /s/
   --------------------------------
   Title: First Vice President




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AMROC INVESTMENTS, LLC

By:
   --------------------------------
   Title:



FLEET NATIONAL BANK

By:
   --------------------------------
   Title:



MELLON BANK, N.A.

By: /s/ Colleen McCullum
   --------------------------------
   Title: Vice President




COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
NEW YORK BRANCH

By:
   -------------------------------------
   Title:

By:
   -------------------------------------
   Title:



THE SUMITOMO BANK, LIMITED

By: /s/
   --------------------------------
   Title: General Manager



SUNTRUST BANK

By: /s/ Samuel M. Ballesteros
   --------------------------------
   Title: Director





TORONTO DOMINION (TEXAS), INC.

By:_______________________________
     Title:



WACHOVIA BANK

By:
   --------------------------------
   Title:




CERBERUS PARTNERS, L.P.


By:
   --------------------------------
   Title:



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